THE ADVISORS' INNER CIRCLE FUND III

AMENDED AND RESTATED RULE 18F-3
MULTIPLE CLASS PLAN (THE "PLAN")

FEBRUARY 12, 2014

The Advisors' Inner Circle Fund III (the "Trust"), a registered investment company that consists of a number of series, has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering multiple classes of shares in each series listed on the Schedules attached hereto (each, a "Fund," and together, the "Funds").

A.   ATTRIBUTES OF SHARE CLASSES

     1. The rights of each class of shares of the Funds shall be as set forth in the respective Certificate of Class Designation for each class (each, a "Certificate") as each such Certificate is attached as Exhibits hereto.

     2. With respect to each class of shares created hereunder, each share of a Fund will represent an equal PRO RATA interest in the Fund and will have identical terms and conditions, except that: (i) each new class will have a different class name (or other designation) that identifies the class as separate from any other class; (ii) each class will be offered and sold only to investors meeting the qualifications set forth in the Certificate and disclosed in the Trust's prospectus(es); (iii) each class will separately bear any distribution fees that are payable in connection with a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Distribution Plan"), and separately bear any service fees that are payable under any service plan entered into with respect to that class which are not contemplated by or within the scope of a Rule 12b-1 Distribution Plan (a "Shareholder Service Plan"); (iv) each class may bear, consistent with rulings and other published statements of position by the Internal Revenue Service, the expenses of the Fund's operations which are directly attributable to such class ("Class Expenses"); and (v) shareholders of each class will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to such class (such as a Rule 12b-1 Distribution Plan or Shareholder Service Plan relating to such class), and will have separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class.

B.   EXPENSE ALLOCATIONS

     1. With respect to each Fund, the expenses of each class shall be allocated as follows: (i) any Rule 12b-1 fees relating to a particular class of shares associated with a Rule 12b-1 Distribution Plan or service fees relating to a particular class of shares associated with a Shareholder Service Plan are (or will be) borne exclusively by that class; (ii) any and all other expenses relating to a particular class that are actually incurred in a DIFFERENT AMOUNT BY THAT CLASS (excluding economies of scale discounts) or for which that class receives SERVICES OF A DIFFERENT KIND OR TO A DIFFERENT DEGREE than other classes are considered "class-specific" expenses and are (or will be) borne exclusively by that class.

     2. Expenses that are not incurred in DIFFERENT AMOUNTS BY CLASS and for which share classes do not receive SERVICES OF A DIFFERENT KIND OR TO A DIFFERENT DEGREE than other classes are considered "non-class specific" expenses and shall be allocated in accordance with Rule 18f-3(c)(1)(i).

C.   AMENDMENT OF PLAN; PERIODIC REVIEW

     1.   This Plan must be amended, as necessary, to properly describe
          (through additional Exhibits and Certificates hereto) any new class of shares approved by the Board of Trustees.

     2. The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, must approve any material amendment of the Plan as it relates to any class covered by the Plan. In approving any material amendment to the Plan, the Trustees, including a majority of the Trustees who are not interested persons of the Trust, must find that the amendment is in the best interests of each class individually and the Trust as a whole.

                                   SCHEDULE A
                            DATED FEBRUARY 12, 2014
                                       TO
                      THE ADVISORS' INNER CIRCLE FUND III
                         RULE 18F-3 MULTIPLE CLASS PLAN
                            DATED FEBRUARY 12, 2014
                               NORTHPOINTE FUNDS
(each is a Fund to which NorthPointe Capital, LLC serves as investment adviser)

--------------------------------------------------------------------------------
FUND                                   INSTITUTIONAL       INVESTOR
                                       CLASS SHARES      CLASS SHARES
--------------------------------------------------------------------------------
NorthPointe Micro Cap Equity Fund           X                  X
--------------------------------------------------------------------------------
NorthPointe Small Cap Growth Fund           X                  X
--------------------------------------------------------------------------------
NorthPointe Small Cap Value Fund            X                  X
--------------------------------------------------------------------------------
NorthPointe Large Cap Value Fund            X                  X
--------------------------------------------------------------------------------

                                                                     EXHIBIT A.1

                               NORTHPOINTE FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                           Institutional Class Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee or a shareholder service fee.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors and may require a minimum initial investment, as described in the NorthPointe Funds' prospectus(es).

3.   VOTING RIGHTS

     Each shareholder of Institutional Class Shares will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Shareholders of Institutional Class Shares will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Class Shares (such as a Rule 12b-1 Distribution Plan or Shareholder Service Plan relating to Institutional Class Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Class Shares differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.   EXCHANGE RIGHTS

     Upon request, shareholders may exchange Institutional Class Shares of a NorthPointe Fund for shares of the same Class or another Class of each other NorthPointe Fund, provided such shareholder meets the eligibility requirements of the Class and the NorthPointe Fund into which such shareholder seeks to have his/her/its shares exchanged, as set forth in the NorthPointe Funds' prospectus(es).

5.   CONVERSION RIGHTS

     a. CONVERSION AT THE OPTION OF A SHAREHOLDER

     Shareholders of Institutional Class Shares of one NorthPointe Fund may convert such Institutional Class Shares into another Class of shares of the same NorthPointe Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion right is disclosed in the prospectus(es) for such NorthPointe Fund and subject to the terms and conditions set forth in the prospectus(es) of such NorthPointe Fund, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Class of shares into which such shareholder seeks to have his/her/its shares converted, as set forth in the NorthPointe Funds' prospectus(es).

     b. CONVERSION AT THE OPTION OF A FUND

     In the event that a shareholder no longer meets the eligibility requirements for investment in Institutional Class Shares, a NorthPointe Fund may, in its discretion, elect to convert such shareholder's Institutional Class Shares into a Class of Shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder's Institutional Class Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.   LIMITATION ON CONVERSION AND EXCHANGE RIGHTS

     Notwithstanding any other provision of this Certificate of Class Designation, conversion and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Trust or the principal underwriter for a NortPointe Fund to make available for investment only certain Classes of shares or shares of certain NorthPointe Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.

                                                                     EXHIBIT A.2
                               NORTHPOINTE FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                             Investor Class Shares


1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Investor Class Shares are sold without a load or sales charge but are subject to a service fee that are payable under a Shareholder Service Plan. Under the terms of the Shareholder Service Plan, a NorthPointe Fund is permitted to compensate, out of the Investor Class assets, in an amount up to 0.25% on an annual basis of the average daily net assets of the Investor Class assets, Service Providers (as defined in the Shareholder Service
     Plan) that have established a shareholder servicing relationship with the NorthPointe Fund on behalf of their customers who are Investor Class shareholders, as described in the NorthPointe Funds' prospectus(es).

2.   ELIGIBILITY OF PURCHASERS

     Investor Class Shares are available to individual and institutional investors and may require a minimum initial investment, as described in the NorthPointe Funds' prospectus(es).

3.   VOTING RIGHTS

     Each shareholder of Investor Class Shares will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Shareholders of Investor Class Shares will have:
     (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to Investor Class Shares (such as a Rule 12b-1 Distribution Plan or Shareholder Service Plan relating to Institutional Class Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Investor Class Shares differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.   EXCHANGE RIGHTS

     Upon request, shareholders may exchange Investor Class Shares of a NorthPointe Fund for shares of the same Class or another Class of each other NorthPointe Fund, provided such shareholder meets the eligibility requirements of the Class and the NorthPointe Fund into which such shareholder seeks to have his/her/its shares exchanged, as set forth in the NorthPointe Funds' prospectus(es).

5.   CONVERSION RIGHTS

     a. CONVERSION AT THE OPTION OF A SHAREHOLDER

     Shareholders of Investor Class Shares of one NorthPointe Fund may convert such Institutional Class Shares into another Class of shares of the same NorthPointe Fund (an "Intra-Fund

     Conversion"), if and to the extent an applicable Intra-Fund Conversion right is disclosed in the prospectus(es) for such NorthPointe Fund and subject to the terms and conditions set forth in the prospectus(es) of such NorthPointe Fund, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Class of shares into which such shareholder seeks to have his/her/its shares converted, as set forth in the NorthPointe Funds' prospectus(es).

     b. CONVERSION AT THE OPTION OF A FUND

     In the event that a shareholder no longer meets the eligibility requirements for investment in Investor Class Shares, a NorthPointe Fund may, in its discretion, elect to convert such shareholder's Investor Class Shares into a Class of Shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder's Investor Class Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.   LIMITATION ON CONVERSION AND EXCHANGE RIGHTS

     Notwithstanding any other provision of this Certificate of Class Designation, conversion and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Trust or the principal underwriter for a NortPointe Fund to make available for investment only certain Classes of shares or shares of certain NorthPointe Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.

                                   SCHEDULE B
                               DATED MAY 15, 2014
                                       TO
                      THE ADVISORS' INNER CIRCLE FUND III
                         RULE 18F-3 MULTIPLE CLASS PLAN
                            DATED FEBRUARY 12, 2014
                          ROTHSCHILD LARCH LANE FUNDS
  (each a Fund to which Rothschild Larch Lane Management Company LLC serves as investment adviser)


--------------------------------------------------------------------------------
FUND                                         INSTITUTIONAL        INVESTOR
                                             CLASS SHARES       CLASS SHARES
--------------------------------------------------------------------------------
ROTHSCHILD LARCH LANE ALTERNATIVES FUND           X                  X
--------------------------------------------------------------------------------

                                                                     EXHIBIT B.1

                    ROTHSCHILD LARCH LANE ALTERNATIVES FUND

                        CERTIFICATE OF CLASS DESIGNATION

                           Institutional Class Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee or a shareholder service fee.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors and may require a minimum initial investment, as described in the Fund's prospectus(es).

3.   VOTING RIGHTS

     Each shareholder of Institutional Class Shares will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Shareholders of Institutional Class Shares will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Class Shares (such as a Rule 12b-1 Distribution Plan or Shareholder Service Plan relating to Institutional Class Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Class Shares differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.   EXCHANGE RIGHTS

     Upon request, shareholders may exchange Institutional Class Shares of a Rothschild Larch Lane Fund for shares of the same Class or another Class of each other Rothschild Larch Lane Fund, provided such shareholder meets the eligibility requirements of the Class and the Rothschild Larch Lane Fund into which such shareholder seeks to have his/her/its shares exchanged, as set forth in the Rothschild Larch Lane Funds' prospectus(es).

5.   CONVERSION RIGHTS

     a. CONVERSION AT THE OPTION OF A SHAREHOLDER

     Shareholders of Institutional Class Shares of the Fund may convert such Institutional Class Shares into another Class of shares of the Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion right is disclosed in the prospectus(e) for the Fund and subject to the terms and conditions set forth in the prospectus(es) of the Fund, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Class of shares into which such shareholder seeks to have his/her/its shares converted, as set forth in the Fund's prospectus(es).

     b. CONVERSION AT THE OPTION OF A FUND

     In the event that a shareholder no longer meets the eligibility requirements for investment in Institutional Class Shares, the Fund may, in its discretion, elect to convert such shareholder's Institutional Class Shares into a Class of Shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder's Institutional Class Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.   LIMITATION ON CONVERSION AND EXCHANGE RIGHTS

     Notwithstanding any other provision of this Certificate of Class Designation, conversion and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Trust or the principal underwriter for the Fund to make available for investment only certain Classes of shares or shares of the Fund, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.

                                                                     EXHIBIT B.2

                    ROTHSCHILD LARCH LANE ALTERNATIVES FUND

                        CERTIFICATE OF CLASS DESIGNATION

                             Investor Class Shares

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Investor Class Shares are sold without a load or sales charge but are subject to a service fee that is payable under a Shareholder Service Plan. Under the terms of the Shareholder Service Plan, the Fund is permitted to compensate, out of the Investor Class assets, in an amount up to 0.10% on an annual basis of the average daily net assets of the Investor Class assets, Service Providers (as defined in the Shareholder Service Plan) that have established a shareholder servicing relationship with the Fund on behalf of their customers who are Investor Class shareholders, as described in the Fund's prospectus(es).

     Additionally, Investor Class Shares are subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Investor Class Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Fund's Investor Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.   ELIGIBILITY OF PURCHASERS

     Investor Class Shares are available to individual investors and may require a minimum initial investment, as described in the Fund's prospectus(es).

3.   VOTING RIGHTS

     Each shareholder of Investor Class Shares will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Shareholders of Investor Class Shares will have:
     (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to Investor Class Shares (such as a Rule 12b-1 Distribution Plan or Shareholder Service Plan relating to Institutional Class Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Investor Class Shares differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.   EXCHANGE RIGHTS

     Upon request, shareholders may exchange Investor Class Shares of a Rothschild Larch Lane Fund for shares of the same Class or another Class of each other Rothschild Larch Lane Fund, provided such shareholder meets the eligibility requirements of the Class and the Rothschild Larch Lane Fund into which such shareholder seeks to have his/her/its shares exchanged, as set forth in the Rothschild Larch Lane Funds' prospectus(es).

5.   CONVERSION RIGHTS

     a. CONVERSION AT THE OPTION OF A SHAREHOLDER

     Shareholders of Investor Class Shares of the Fund may convert such Institutional Class Shares into another Class of shares of the Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion right is disclosed in the prospectus(es) for the Fund and subject to the terms and conditions set forth in the prospectus(es) of the Fund, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Class of shares into which such shareholder seeks to have his/her/its shares converted, as set forth in the Fund's prospectus(es).

b.   CONVERSION AT THE OPTION OF A FUND

     In the event that a shareholder no longer meets the eligibility requirements for investment in Investor Class Shares, the Fund may, in its discretion, elect to convert such shareholder's Investor Class Shares into a Class of Shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder's Investor Class Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.   LIMITATION ON CONVERSION AND EXCHANGE RIGHTS

     Notwithstanding any other provision of this Certificate of Class Designation, conversion and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Trust or the principal underwriter for the Fund to make available for investment only certain Classes of shares or shares of the Fund, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.

                                   SCHEDULE C
                            DATED SEPTEMBER 18, 2014
                                       TO
                      THE ADVISORS' INNER CIRCLE FUND III
                         RULE 18F-3 MULTIPLE CLASS PLAN
                            DATED FEBRUARY 12, 2014
     LOGAN CIRCLE PARTNERS FUNDS (EACH, A "FUND" AND TOGETHER, THE "FUNDS") (each a fund to which Logan Circle Partners L.P. serves as investment adviser)

---------------------------------------------------------------------------------------------
                                  FUND                    I CLASS SHARES      R CLASS SHARES
---------------------------------------------------------------------------------------------
LOGAN CIRCLE PARTNERS SELECT GROWTH EQUITIES FUND               X                  X
---------------------------------------------------------------------------------------------
LOGAN CIRCLE PARTNERS CORE PLUS FUND                            X                  X
---------------------------------------------------------------------------------------------
LOGAN CIRCLE PARTNERS HIGH YIELD FUND                           X                  X
---------------------------------------------------------------------------------------------
LOGAN CIRCLE PARTNERS MULTI-SECTOR FIXED INCOME FUND            X                  X
---------------------------------------------------------------------------------------------

                                                                     EXHIBIT C.1

                          LOGAN CIRCLE PARTNERS FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 I Class Shares

1.   Class-Specific Distribution Arrangements, Other Expenses

     I Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee or a shareholder service fee.

2.   Eligibility of Purchasers

     I Class Shares are available to individual and institutional investors and may require a minimum initial investment, as described in the Funds' prospectus(es).

3.   Voting Rights

     Each shareholder of I Class Shares will have one vote for each full I Class Share held and a fractional vote for each fractional I Class Share held. Shareholders of I Class Shares will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to I Class Shares (such as a Rule 12b-1 Distribution Plan or Shareholder Service Plan relating to I Class Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of I Class Shares differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.   Exchange Rights

     Upon request, shareholders may exchange I Class Shares of a Fund for shares of the same Class or another Class of each other Fund, provided such shareholder meets the eligibility requirements of the Class and the Fund into which such shareholder seeks to have his/her/its shares exchanged, as set forth in the Funds' prospectus(es).

5.   Conversion Rights

     a. Conversion at the Option of a Shareholder

     Shareholders of I Class Shares of a Fund may convert such I Class Shares into another Class of shares of the Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion right is disclosed in the prospectus(e) for the Fund and subject to the terms and conditions set forth in the prospectus(es) of the Fund, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Class of shares into which such shareholder seeks to have his/her/its shares converted, as set forth in the Fund's prospectus(es).

     b. Conversion at the Option of a Fund

     In the event that a shareholder no longer meets the eligibility requirements for investment in I Class Shares, each Fund may, in its discretion, elect to convert such shareholder's I Class Shares into a Class of Shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder's I Class Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.   Limitation on Conversion and Exchange Rights

     Notwithstanding any other provision of this Certificate of Class Designation, conversion and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Trust or the principal underwriter for the Funds to make available for investment only certain Funds or certain Classes of shares of the Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.

                                                                     EXHIBIT C.2

                          LOGAN CIRCLE PARTNERS FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 R Class Shares

1.   Class-Specific Distribution Arrangements, Other Expenses

     R Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee but are subject to a service fee that is payable under a Shareholder Service Plan. Under the terms of the Shareholder Service Plan, each Fund is permitted to compensate, out of the R Class assets, in an amount up to 0.25% on an annual basis of the average daily net assets of the R Class assets, Service Providers (as defined in the Shareholder Service Plan) that have established a shareholder servicing relationship with the Fund on behalf of their customers who are R Class shareholders, as described in the Fund's prospectus(es).

2.   Eligibility of Purchasers

     R Class Shares are available to individual investors and may require a minimum initial investment, as described in the Funds' prospectus(es).

3.   Voting Rights

     Each shareholder of R Class Shares will have one vote for each full R Class Share held and a fractional vote for each fractional R Class Share held. Shareholders of R Class Shares will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to R Class Shares (such as a Rule 12b-1 Distribution Plan or Shareholder Service Plan relating to R Class Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of R Class Shares differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.   Exchange Rights

     Upon request, shareholders may exchange R Class Shares of a Fund for shares of the same Class or another Class of each other Fund, provided such shareholder meets the eligibility requirements of the Class and the Fund into which such shareholder seeks to have his/her/its shares exchanged, as set forth in the Funds' prospectus(es).

5.   Conversion Rights

     a. Conversion at the Option of a Shareholder

     Shareholders of R Class Shares of a Fund may convert such R Class Shares into another Class of shares of the Fund (an "Intra-Fund Conversion"), if and to the extent an applicable Intra-Fund Conversion right is disclosed in the prospectus(es) for the Fund and subject to the terms and conditions set forth in the prospectus(es) of the Fund, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Class of shares into which such shareholder seeks to have his/her/its shares converted, as set forth in the Fund's prospectus(es).

     b. Conversion at the Option of a Fund

     In the event that a shareholder no longer meets the eligibility requirements for investment in R Class Shares, each Fund may, in its discretion, elect to convert such shareholder's R Class Shares into a Class of Shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder's R Class Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.   Limitation on Conversion and Exchange Rights

     Notwithstanding any other provision of this Certificate of Class Designation, conversion and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Trust or the principal underwriter for the Funds to make available for investment only certain Funds or certain Classes of shares of the Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.